EXHIBIT 99.1
                                                                    ------------




           CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
                         PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


     In connection with the Annual Report on Form 11-K of the Boston Scientific Corporation 401(k) Retirement Savings Plan (the "Plan") for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned member of the 401(k) Plan Administration and Investment Committee hereby certifies, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that based on his knowledge:

(1) the Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.



By:  /s/ Robert G. MacLean
     ------------------------------------------
     Robert G. MacLean
     Member, 401(k) Plan Administration and Investment Committee
     Boston Scientific Corporation 401(k) Retirement Savings Plan





     Dated: June 30, 2003